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                                                                    EXHIBIT 10.4



                             INTERFACE SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



         1. Purpose. The purpose of the Interface Systems, Inc. Employee Stock Purchase Plan (the "Plan") is to promote the best interests of Interface Systems, Inc. (the "Company") and its stockholders by encouraging employees of the Company to acquire a proprietary interest in the Company, thus identifying their interests with those of stockholders and encouraging the employees to make even greater efforts on behalf of the Company. The Plan is intended to constitute an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Certain Definitions. As used in this Plan, the term "employee" means an individual with an "employment relationship" with the Company as defined in Regulation 1.421-7(h) of the Income Tax Regulations; the term "employment" means employment with the Company, the term "Purchase Period" means a six month offering period commencing each June 1 and December 1; and the term "compensation" means cash compensation, not including overtime and bonuses.

         3. Stock. The stock subject to option and purchase under the Plan shall be the Common Stock of the Company (the "Common Stock") and may be either authorized and unissued shares or shares that have been reacquired by the Company. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 225,000 shares, subject to adjustment in accordance with Section 12. Shares of Common Stock subject to any unexercised portion of a terminated, canceled or expired option granted under the Plan may again be used for option grants under the Plan.

         4. Administration. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors ("Board"), comprised of nonemployee members of the Board, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Company, its employees and optionees. In the event of insufficient shares during a Purchase Period, the Committee shall allocate shares proportionately on the basis of compensation.

         5. Participants. (a) Except as provided in Section 6, below, any employee who is employed by the Company on the first day of a Purchase Period is eligible to participate in the Plan in accordance with its terms.


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         6.     Ownership and Purchase Limitations. Notwithstanding anything herein to the contrary, no employee shall be entitled to participate in an offering under the Plan if such employee, immediately after a grant under this Plan, would, in the aggregate, own or hold options to purchase shares of Common Stock equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiary corporations. For the foregoing purposes, the rules of Section 424(d) of the Code shall apply in determining stock ownership. With respect to individual employees, Section 424(d) provides that an employee shall be considered as owning the stock owned directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. No employee shall be granted an option under the Plan which, together with options granted under all employee stock purchase plans (qualified under Section 423 of the Code) of the Company and its subsidiaries permits the employee to accrue option rights to purchase shares in any calendar year in excess of $25,000 of fair market value of such shares (determined at the time the option is granted). For purposes of this Plan, the "grant date" shall be the first day of each Purchase Period, as defined in Section 9(b), below. The Company's non-employee directors are not eligible to participate in the Plan.

         7. Option Price. The option price of the shares shall be the lower of 85% the fair market value of the Common Stock on first day of the Purchase Period or 85% of the fair market value of the Common Stock on the last day of the Purchase Period. For purposes of this paragraph, the fair market value as of any date and in respect of any share of Common Stock shall be the last sale price of the Common Stock on The Nasdaq Stock Market, National Market (the "National Market"), on the date of determination or, if no such reported sale of the Stock shall have occurred on such date on the National Market, on the preceding date on which there was such a reported sale on such National Market.

         8.     Payment for Option Shares.

                (a) Shares Under Option. An eligible employee may elect to participate in an offering by filing with the Human Resources Department a payroll deduction form within the election period designated by the Company prior to each Purchase Period (the "Election Period"). An eligible employee's election to participate and payroll deduction form from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked by the employee. An employee who elects to participate may not authorize payroll deductions which, in the aggregate, are less than one percent (1%) of the employee's cash compensation during the Purchase Period (not including overtime and bonus payments) or are more than 15% of the employee's cash compensation during the Purchase Period (not including overtime and bonus payments). Only whole shares of' Common Stock may be purchased under the Plan.

                (b) A participating employee must authorize payroll deductions over a six month Period beginning on June 1 or December 1 (the "Purchase Period"). Purchase Periods automatically shall run successively unless designated otherwise by the Company. An employee may suspend payroll deductions during a Purchase Period at any time upon written notice to the Human Resources

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Department which shall become effective no later than the next payroll period following the suspension; provided, however, that payroll deductions made prior to the suspension shall still be used to purchase Common Stock for the employee at the end of the Purchase Period. Upon suspension of such deductions, no further deductions will be made during the Purchase Period or any future Purchase Periods unless the employee submits the appropriate form to the Human Resources Department electing to again participate in the Plan.

                (c) Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period; provided, however, that unless an election is revoked, such election shall continue into successive six month Purchase Periods.

                (d) A participating employee's option shall be deemed to have been exercised on the last business day of the Purchase Period.

                (e) The Company retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan. As soon as practicable after the end of the Purchase Period, the Company shall deliver to each employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that such employee has purchased. Any amount that has been deducted and withheld in excess of the option price automatically shall be applied toward the purchase of option shares in the next Purchase Period. An employee who elects not to participate in the following Purchase Period shall receive a check from the Company for any amount that has been deducted and withheld in excess of the cost of shares.

         9. Interest. No interest shall accrue or be paid on any amounts paid by payroll deduction by any participating employee.

         10. Termination of Employment, Unpaid Leave of Absence or Layoff. If a participating employee ceases to be employed by the Company for any reason (with or without severance pay), including but not limited to, voluntary or forced resignation, retirement, death, layoff, or if an employee is on an unpaid leave of absence, or during any period of severance, within a reasonable time after notice of the termination or unpaid leave of absence, the Company shall issue a check to the former employee (or executor, administrator or legal representative, if applicable) in the aggregate amount of the employee's payroll deductions that had not yet been applied towards the purchase of shares as of the employee's date of separation.

         11. Non-Assignability. No option shall be transferable by an employee, and an option shall be exercised only by an employee. Upon the death of a participating employee, his or her executor, administrator or other legal representative shall receive a check from the Company representing the aggregate amount of the deceased employee's payroll deductions that had not yet been applied towards the purchase of option shares as of the date of death.


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         12.    Adjustments. The total amount of Common Stock for which options may be granted under the Plan, and the number of shares subject to any option granted to a participant (both as to the number of shares of Common Stock and the option price), shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock, and, pursuant to the paragraph below, in the event of a merger in which the Company shall be the surviving corporation.

         After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each participant shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by stockholders), in lieu of the number of shares to which such option shall then be exercised, the number and class of shares of stock or other securities to which such participant would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares to which such option shall then be so exercised. Comparable rights shall accrue to each participant in the event of successive mergers or consolidations of the character described above.

         Anything contained herein to the contrary, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, but each participant who is then an employee of the Company or a subsidiary shall have the right, immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his option for such Purchase Period in full on the earlier of the date of the merger or liquidation or the last day of the Purchase Period.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

         13. Termination and Amendment. The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after October 30, 2007.

         The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code.

         No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

         14. Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an option as may be required to satisfy

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the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time
(or any successor rule).

         15. Rights Prior to Delivery of Shares. No participant shall have any rights as a stockholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the employee or his brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

         16. Securities Laws. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

         The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (a) under applicable federal securities laws, (b) under the requirements of any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (c) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

         17. Approval of Plan. The Plan shall be subject to the approval of at least a majority of the votes cast by the holders of the Company's Common Stock entitled to vote at a meeting of stockholders of the Company held within 12 months after the October 31, 1997 adoption of the Plan by the Board. If not approved by stockholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect, and the participating employees shall receive a check from the Company for all payroll deductions relating to the Plan.

         18. Effect on Employment. Neither the adoption of the Plan nor the granting of an option pursuant to it shall be deemed to create any right in any employee to be retained or continued in the employment of the Company.

         19. Use of Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to the Plan shall be used for corporate purposes by the Company.

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         THIS EMPLOYEE STOCK PURCHASE PLAN is hereby executed on this the 21st day of November, 1997.



                                         INTERFACE SYSTEMS, INC.



                                         By:/s/ Robert A. Nero
                                            ------------------------------------
                                            Robert A. Nero
                                            President



                  BOARD OF DIRECTORS APPROVAL: October 31, 1997
                      STOCKHOLDER APPROVAL: March 20, 1998









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